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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-1 (No. 333-44588) and Form S-8 (Nos. 333-33122, 333-44598
and 333-51936) of Level 8 Systems, Inc. of our report dated February 18, 2000 relating to the financial statements of Level 8 Systems, Inc. as of December 31, 1999 and for the years ended December 31, 1999 and 1998, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

McLean, Virginia
March 28, 2001